UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
August 10, 2005
Date of Report (Date of earliest event reported)
INTERCHANGE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	000-50989 (Commission File Number)	33-0849123 (I.R.S. Employer Identification No.)
One Technology Drive, Building G
Irvine, CA 92618
(Address of principal executive offices)
(949) 784-0800
Registrant’s telephone number
24422 Avenida de la Carlota, Suite 120
Laguna Hills, CA 92653
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
At the Interchange Corporation (the “Company”) 2005 Annual Meeting of Stockholders, held on August 11, 2005, the stockholders approved the adoption of the 2005 Equity Incentive Plan (the “2005 Plan”). The 2005 Plan provides for an aggregate of 1,000,000 shares of the Company’s common stock that may be issued to the Company’s employees, directors and consultants. The Company’s board of directors will administer the 2005 Plan and may elect to appoint a committee to administer the 2005 Plan.
The 2005 Plan authorizes the grant to the Company’s employees of options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. The 2005 Plan also authorizes the grant of awards to the Company’s employees, consultants, and non-employee directors consisting of nonqualified stock options and restricted stock. The 2005 Plan also provides for the issuance of stock purchase rights to eligible individuals. Stock purchase rights will generally be subject to such transferability and vesting restrictions as the plan administrator shall determine. The 2005 Plan was included as Appendix A to the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 23, 2005 (File No. 000-50989) and is incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition.
On August 10, 2005, the Company issued a press release announcing information regarding its financial results for the completed quarter ending June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.
This information and information contained in the press release shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report in not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.
On August 10, 2005 the Company held a public telephone call to discuss its financial results for the fiscal quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.2 to this Current Report.
Item 5.02 Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal Officers.
At the Company’s 2005 Annual Meeting of Stockholders, Norman K. Farra Jr. was duly elected and Philip K. Fricke was duly reelected as directors of the Company.
Item 9.01 Financial Statements and Exhibits.

10.1*	2005 Equity Incentive Plan.

99.1	Press Release of Interchange Corporation dated August 10, 2005.

99.2	Transcript of earnings release conference call on August 10, 2005.

*	Incorporated herein by reference to the Registrant’s Schedule 14A filed with the Securities and Exchange Commission on June 23, 2005 (File No. 000-50989)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2005	By:	/s/ Douglas S. Norman
Douglas S. Norman
Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description
10.1*	2005 Equity Incentive Plan.
99.1	Press Release of Interchange Corporation dated August 10, 2005.
99.2	Transcript of earnings release conference call on August 10, 2005.

*	Incorporated herein by reference to the Registrant’s Schedule 14A filed with the Securities and Exchange Commission on June 23, 2005 (File No. 000-50989)